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EXHIBIT 23.1

CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-42082, 333-47259, 333-68255, 333-77051) of Tier Technologies, Inc. of our reports dated October 31, 2002 relating to the financial statements and financial statement schedules, which appear in this Form 10-K.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
San Jose, California
December 11, 2002

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  EXHIBIT 23.1
CONSENT OF INDEPENDENT ACCOUNTANTS